SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

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TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

March 11, 2014

Dear Contract Holder:

A special meeting of contract holders (the “Shareholders”) who invest in Transamerica BlackRock Global Allocation VP (the “Portfolio”), a series of Transamerica Series Trust, through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time).

At the special meeting, you are being asked to vote on the following proposals to:

Approve amendments to the investment advisory agreement for the Portfolio. Shareholders are being asked to approve changes to the investment advisory agreement that will increase the advisory fee rate paid by the Portfolio.

Approve the Portfolio’s use of the Manager of Managers Exemptive Order. Shareholders are being asked to approve the Portfolio’s use of the Manager of Managers exemptive order, which will allow the investment adviser, Transamerica Asset Management, Inc., to hire unaffiliated sub-advisers to manage the Portfolio’s assets without Shareholder approval, subject to prior approval by the Board of Trustees.

Approve a new sub-advisory agreement. Shareholders are being asked to approve a new sub-advisory agreement with BlackRock Investment Management, LLC.

We are seeking your approval of these proposals through the enclosed proxy statement, which we invite you to review closely.

Importantly, the Board of Trustees has considered each proposal for the Portfolio and has determined it is in the best interest of the Portfolio, and unanimously recommends that you vote “FOR” each Proposal. However, before you vote, please read the full text of the proxy statement for an explanation of each Proposal for the Portfolio.

Whether or not you plan to attend the meeting in person and regardless of the size of the interest you hold, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about a proposal, please call Computershare Fund Services (“Computershare”) toll-free at 1-866-438-2987.

Sincerely,

Thomas A. Swank

President and Chief Executive Officer

IMPORTANT INFORMATION FOR SHAREHOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the proxy statement?

A.

As contract holders (the “Shareholders”) who invest in Transamerica BlackRock Global Allocation VP (the “Portfolio”), a series of Transamerica Series Trust (“TST”), through a variable life insurance policy or variable annuity contract, you are being asked to vote “FOR” the following proposals that have been approved by the Board of Trustees of TST (the “Board” or “Board Members”).

The Board has approved the restructuring of the Portfolio from a feeder fund in a master-feeder structure, whereby it invests all of its investible assets in a single underlying fund, to a stand-alone fund operated under a “manager of managers” structure, whereby Transamerica Asset Management, Inc. (“TAM”) intends to hire sub-advisers to manage and invest the Portfolio’s assets directly. The master fund in which the Portfolio currently invests, the BlackRock Global Allocation V.I. Fund, is managed by BlackRock Investment Management, LLC (“BlackRock”).

Proposal I: Approve amendments to the investment advisory agreement for the Portfolio: Shareholders are being asked to vote on changes to the investment advisory agreement with TAM that will result in an increase in the advisory fee rate paid by the Portfolio.

Approval of the change to the investment advisory agreement is being sought as a result of a restructuring of the Portfolio from a feeder fund in a master-feeder structure to a stand-alone fund operated under a “manager of managers” structure, necessitating a corresponding restructuring of fees, as described more fully in the Proxy Statement.

Proposal II: Approve the Portfolio’s use of the Manager of Managers Exemptive Order: Shareholders are being asked to vote on the Portfolio’s use of the “Manager of Managers” exemptive order available to TST and TAM, which allows TAM to hire, and materially amend sub-advisory agreements with, unaffiliated sub-advisers to manage the Portfolio’s assets without shareholder approval, but subject to prior approval by the Board of Trustees.

Proposal III: Approve a New Sub-Advisory Agreement: Shareholders are being asked to approve a new sub-advisory agreement with BlackRock.

The implementation of Proposal I or of Proposal II is not contingent upon the approval of any other proposal or proposals. The implementation of Proposal III, if approved, is contingent upon the approval of Proposal I.

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Q.	Why am I being asked to vote on these proposals?

A.

You are being asked to vote on proposals that require the approval of shareholders of the Portfolio. The enclosed proxy statement and proxy card identify the proposals you are being asked to approve. The Portfolio’s Board has approved the proposals, believes they are in Shareholders’ best interests and recommends you vote “FOR” each of the proposals.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the Portfolio, no matter the size of the interest you hold. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all Shareholders to participate in the governance of their Portfolio.

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.	It is anticipated that the total cost of preparing, printing and mailing the joint proxy statement and soliciting proxies will be approximately $78,000, which will be shared by TAM and the Portfolio.

Q.	Who do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Computershare Fund Services, the Portfolio’s proxy solicitor, at 1-866-438-2987.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your interests by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q.	Who is BlackRock Investment Management?

A.

BlackRock, located at 55 East 52nd Street, New York, NY 10055, is a registered investment adviser. BlackRock is a wholly owned and indirect subsidiary of BlackRock, Inc., and has been a registered investment adviser since 1988. BlackRock has asset management capabilities across the fixed income spectrum and has access to global resources. BlackRock currently sub-advises other funds in the Transamerica mutual fund complex. In addition, BlackRock is the investment manager of the master fund in which the Portfolio currently invests all of its assets. As of December 31, 2013, BlackRock had approximately 10,000 professionals collectively managing $4.32 trillion in assets under management.

PLEASE CAST YOUR VOTE NOW.

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TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on April 11, 2014

Please take notice that a special meeting of contract holders (the “Shareholders”) who invest in Transamerica BlackRock Global Allocation VP (the “Portfolio”), a series of Transamerica Series Trust (“TST”), through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time), to consider and vote on the following proposals:

I.	To approve an amended and restated investment advisory agreement with TAM;

II.	To approve the Portfolio’s use of Manager of Managers exemptive order available to TAM and TST;

III.	To approve a new sub-advisory agreement with BlackRock Investment Management, LLC; and

VI.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board approved each Proposal and recommends that Shareholders vote “FOR” each Proposal.

Each shareholder of record of the Portfolio at the close of business on February 7, 2014 is entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By Order of the Board, Dennis P. Gallagher Vice President, General Counsel and Secretary

March 11, 2014

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SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on the Portfolio’s website at:

https://www.transamericainvestments.com/TridionImages/Transamerica-Series-Trust-Funds-AUIM-Proxy-Statement-2014.pdf

until at least July 31, 2014. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Portfolio’s proxy solicitor, Computershare Fund Services at 1-866-438-2987.

YOU CAN HELP YOUR PORTFOLIO AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR SHARES USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716-1294

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of the Board, a “Board Member”) of Transamerica Series Trust (“TST”), on behalf of Transamerica BlackRock Global Allocation VP (the “Portfolio”). The proxies are being solicited for use at a special meeting of contract holders (the “Shareholders”), which invest in the Portfolio through a variable life insurance policy or variable annuity contract, to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time) (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement and the accompanying materials are being first mailed by the Board to Shareholders on or about March 11, 2014.

TST is organized as a Delaware statutory trust. TST is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Portfolio is offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Proxy Statement, the term “Shareholder” (when used to refer to the beneficial holder of ownership interests in the Portfolio) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Proxy Statement where it may be more precise to refer to TST, of which the Portfolio is a series. In addition, for purposes of convenience in this Proxy Statement, contract holders have been defined as “Shareholders,” as noted above and the shares or beneficial interests that they hold in the Portfolio are sometimes referred to as “interests.”

You are being asked to vote at the Special Meeting because you held interests in the Portfolio through your variable annuity contract or variable life insurance policy as of the close of business on February 7, 2014 (the “Record Date”). Each shareholder of record of the Portfolio at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Portfolio represented by the shareholder’s shares of the Portfolio (with proportional fractional votes for fractional shares). The number of shares of the Portfolio outstanding and the net assets of the Portfolio at the close of business on the Record Date were as follows:

Net Assets ($)	Total Shares Outstanding
$1,303,864,607.411	88,382,963.411

Please sign, date and return the proxy card included with this Proxy Statement. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal. . Please consult your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at the Special Meeting. For the purposes of taking action on Proposal I, II and III, shareholders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of the Portfolio shall constitute a quorum at the Special Meeting. Only proxies that are voted and abstentions will be counted toward establishing a quorum.

In the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of the Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of each of Proposal I, II and III requires the vote of a “majority of the outstanding voting securities” of the Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio (a “1940 Act Majority Vote”).

Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote.

Manner of Voting

Shares of the Portfolio are not offered to the public, but only sold to certain asset allocation portfolios and to variable annuity separate accounts established by insurance companies (including Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company of New York and Transamerica Advisors Life Insurance Company (collectively, the “Insurance Companies”)) to fund variable annuity contracts and variable life insurance policies, and ownership of the shares is legally vested in the separate accounts. The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Shareholders of the variable annuity contracts and variable life insurance policies used to fund the accounts. A signed proxy card or other authorization by a Shareholder that does not specify how the Shareholder’s interest should be voted on a proposal may be deemed an instruction to vote such interest in favor of the applicable proposal. The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Shareholders of variable annuity contracts and variable life insurance policies. The Insurance

Companies do not require that a specified number of owners of variable annuity contracts and variable life insurance policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolio held by their respective separate accounts at the Special Meetings. As a result, a small number of owners of variable annuity contracts and variable life insurance policies could determine how the Insurance Companies vote, if other owners fail to vote. Other participating insurance companies may follow similar voting procedures.

A signed proxy card or other authorization by a beneficial owner of shares in the Portfolio that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

Under TAM’s proxy voting policies and procedures, in the case of the Transamerica asset allocation funds that are series of TST and invest their assets in the Portfolio, TAM will vote shares of the Portfolio in accordance with the recommendations of the Boards of Trustees of such asset allocation funds. The Boards of the asset allocation funds have recommended that those funds vote in favor of each Proposal. The shares of a Portfolio held by the asset allocation funds will, therefore, be voted “FOR” each Proposal.

If you have any questions about the Proposals or about voting, please call Computershare Fund Services at 1-866-438-2987.

PROPOSAL I — APPROVAL OF AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

To approve an amended and restated investment advisory agreement with Transamerica Asset Management, Inc. (“TAM”).

At the Special Meeting, Shareholders will be asked to approve an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) between the Portfolio and TAM, the Portfolio’s investment adviser. A general description of the Amended Advisory Agreement is included below. The terms of the Amended Advisory Agreement are identical to those of the current investment advisory agreement it replaces (the “Current Advisory Agreement”), except that, if approved, the advisory fee rate payable by the Portfolio under the Amended Advisory Agreement will be higher than the rate payable under the Current Advisory Agreement.

The Board has approved the restructuring of the Portfolio from a feeder fund in a master-feeder structure, whereby it invests all if its investible assets in a single underlying fund, to a stand-alone fund operated under a “manager of managers” structure, whereby TAM intends to hire sub-advisers to manage and invest the Portfolio’s assets directly. The master fund in which the Portfolio currently invests, the BlackRock Global Allocation V.I. Fund (the “BlackRock Master Fund”), is managed by BlackRock Investment Management, LLC (“BlackRock”). BlackRock will, subject to shareholder approval of Proposal II or Proposal III, become the sub-adviser to the Portfolio. While the advisory fee payable by the Portfolio to TAM will increase if this Proposal I is approved, TAM anticipates that the Portfolio’s total annual operating expenses will not increase because the Portfolio will no longer pay a share of the expenses of the BlackRock Master Fund. The Portfolio will have the same objective, policies, strategies and risks after the restructuring.

The Board of the Portfolio approved the Current Advisory Agreement and the Amended Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the Amended Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the Amended Advisory Agreement is included in Appendix A.

The Portfolio’s investment advisory agreement with TAM was last approved by shareholders on November 16, 2012 when certain changes were made to standardize terms across all the investment advisory agreements for funds in the Transamerica fund complex. The Current Advisory Agreement was approved by the Board at an in-person meeting held on January 22 and 23, 2014 when it was revised to describe in greater detail the services provided by TAM to the Portfolio. Shareholder approval of these revisions was not required. TAM is responsible for the day-to-day management of the Portfolio. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated based on the average daily net assets of the Portfolio. Under the Current Advisory Agreement, the advisory fee rate payable by the Portfolio is 0.05% of its average daily net assets; however, TAM has waived all of its advisory fees since the inception of the Portfolio in May 2011.

Investment Adviser

TAM serves as the investment adviser to the Transamerica family of funds, including the Portfolio. While the Amended Advisory Agreement contemplates the same services to be provided by TAM to the Portfolio as the Current Advisory Agreement, as a result of the restructuring TAM will operate the Portfolio as a stand-alone fund under a “manager of managers” structure, rather than as a “feeder” fund in a “master-feeder” structure. As a result, an increase in the fee rate payable by the Portfolio under the Amended Advisory Agreement is being proposed.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%), and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. AUSA is wholly owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group. For information about TAM’s directors and principal executive officers, please see Appendix C.

Proposed Change to Investment Advisory Fee

Under its Current Advisory Agreement TAM is entitled to receive from the Portfolio, as compensation for its services, a fee computed at an annual rate of 0.05% of average daily net assets. TAM earned an advisory fee of $625,395.14 for the fiscal year ended December 31, 2013; however, TAM has waived its entire advisory fee each year since the Portfolio’s inception in May 2011.

The fee payable by the Portfolio to TAM under the Amended Advisory Agreement will be computed at an annual rate of: 0.68% on the first $5 billion of assets; and 0.67% on assets in excess of $5 billion. TAM no longer expects to waive its advisory fee following the restructuring of the Portfolio from a feeder fund in a master-feeder structure to a stand-alone sub-advised fund. While the proposed advisory fees will be higher than currently established for the Portfolio and will no longer be waived, the total expense to policy holders is expected to be the same as it is currently because the Portfolio will no longer share in the expenses of the Master Fund. An additional breakpoint has been added once the Portfolio’s assets exceed $5 billion. The amount of investment advisory fees that the Portfolio would have paid to TAM in fiscal year ended December 31, 2013, if the advisory fee rate proposed under the Amended Advisory Agreement had been in effect is $8,505,373.86. The percentage change between the current advisory fee rate and the proposed advisory fee rate is 1260%.

	Transamerica BlackRock Global Allocation VPa		Transamerica BlackRock Global Allocation VP (Pro Forma)
	Initial	Service	Initial	Service
Management fee[b]	0.68%	0.68%	0.68%	0.68%
Distribution and service (12b-1) fees	0.00%	0.25%	0.00%	0.25%
Other expenses	0.21%	0.21%	0.09%[c]	0.09%[c]
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual fund operating expenses	0.90%	1.15%	0.78%	1.03%
[a]	The portfolio invests in securities through an underlying master portfolio. The table reflects the operating expenses of the portfolio and the underlying master fund.
[b]	Management fees include 0.63% charged by the underlying master fund and 0.05% charged by the portfolio. However, the waiver of the 0.05% portfolio advisory fee is not shown.
[c]	Other expenses are based on current expenses for the new non-Master/Feeder fund.

Examples

This example is intended to help you compare the costs of investing in the Funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	Transamerica BlackRock Global Allocation VP		Transamerica BlackRock Global Allocation VP (Pro Forma)
	Initial	Service	Initial	Service
Year 1	$92	$117	$80	$105
Year 3	$319	$365	$281	$328
Year 5	$565	$633	$500	$569
Year 10	$1,269	$1,398	$1,129	$1,259

Overview of Investment Advisory Agreement with TAM

The Board approved the Current Advisory Agreement and the Amended Advisory Agreement at a meeting of the Board on January 22 and 23, 2014. Approval by shareholders was last obtained on November 16, 2012. Set forth below is a general description of the terms of the Amended Advisory Agreement, which are identical to the Current Advisory Agreement, except with respect to the advisory fee rate payable by the Portfolio, which is intended to be increased as described above, subject to shareholder approval. A copy of the form of Amended Advisory Agreement is attached hereto as Appendix A and shareholders should refer to Appendix A for the complete terms of the Amended Advisory Agreement (together with the Current Advisory Agreement, the “Advisory Agreements”).

Investment Advisory Services. The Advisory Agreements provide that, TAM shall regularly provide the Portfolio with investment advisory services, including management, supervision and investment research and advice and shall furnish a continuous investment program for the Portfolio’s portfolio of securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information. The investment advisory services to be provided shall be subject to the supervision of the Board and shall include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; where applicable the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s Prospectus, Statement of Additional Information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services.

TAM will determine from time to time what securities and other investments and instruments will be purchased, retained or sold by the Portfolio, and will implement those decisions, all subject to the Portfolio’s governing documents, Prospectus and Statement of Additional Information and the 1940 Act. TAM will provide advice and recommendations as to the purchase and sale of securities, and will supervise the purchase and sale of Portfolio investments as directed by the Board or officers of the Portfolio. The Advisory Agreements also permit the Board to delegate to Trust officers the power to authorize purchases, sales and other investment actions. As the Trust officers have always been employees of TAM, as a practical matter, TAM has been providing discretionary investment management services under each of the Advisory Agreements.

The Advisory Agreements permit TAM to direct the investment of all or substantially all of the assets of the Portfolio into one or more investment companies, subject to the Board’s approval and the requirements of the 1940 Act.

Pursuant to the Advisory Agreements, TAM is authorized to place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of brokers or dealers and the placing of orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Portfolio and/or the other accounts over which TAM or its affiliates exercise investment discretion. The Advisory Agreements authorize TAM to pay a broker or dealer who provides brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TAM determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TAM and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TAM’s authority regarding the execution of the Portfolio’s portfolio transactions.

The Advisory Agreements provide that TAM will, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio’s portfolio securities.

The Advisory Agreements state that, as part of the investment advisory services it provides, TAM will oversee the other service providers to the Portfolio, including administrator, custodian, transfer agent, independent accountant and legal counsel, and supervise the performance of recordkeeping and shareholder relations functions for the Portfolio. The Advisory Agreements also provide that TAM, at the request of the Board, will provide advice and recommendations with respect to other aspects of the business and affairs of the Portfolio.

In addition, the Advisory Agreements provide that TAM may execute on behalf of the Portfolio certain agreements, instruments and documents in connection with the services performed by it under the Advisory Agreements, which may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments TAM believes are appropriate or desirable in performing its duties under the Advisory Agreements.

Delegation to Sub-advisers. The Advisory Agreements provide that, subject to the Board’s approval, TAM or the Portfolio may enter into contracts with one or more investment sub-advisers, including affiliates of TAM, pursuant to which the sub-advisers are required to perform certain duties of TAM, as specified in such contracts, on such terms as TAM determines to be necessary, desirable or appropriate. TAM is responsible for supervising, overseeing, and monitoring each investment sub-adviser. TAM may, but is not required to, enter into one or more sub-advisory contracts on behalf of the Portfolio. The Advisory Agreements provide that TAM will pay the compensation of any sub-adviser retained on behalf of the Portfolio.

Expenses. The Advisory Agreements provide that the Portfolio will bear all expenses not expressly assumed by TAM incurred in the operation of the Portfolio and the offering of its shares, and contains a non-exhaustive list of these expenses. Among the expenses borne by the Portfolio that are specifically enumerated in the Advisory Agreements are: advisory fees; costs incurred in connection with the purchase and sale of portfolio securities, including brokerage commissions; expenses of organizing the Portfolio; filing fees and expenses relating to registering and qualifying the Portfolio’s shares for sale under federal and state securities laws; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; legal and accounting fees, including costs of local representation and fees and expenses of special counsel for the independent Board Members; the Portfolio’s allocable share of the compensation paid to non-interested Board Members; all federal, state and local taxes and expenses of preparing and filing tax returns; costs of certificates, if any; expenses of preparing and filing reports with federal and state regulatory authorities; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed by TST and TAM); expenses of preparing, typesetting, printing and distributing prospectuses and shareholder reports; costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage asserted against TST; expenses of meetings of the Board or a committee thereof and other meetings of the Portfolio; fees and expenses in connection with membership in investment company organizations; distribution-related fees and expenses; shareholder servicing fees; governmental fees; costs (including interest expenses and loan commitment fees) of borrowing money; website costs; the Portfolio’s allocable share of the compensation, fees and expenses of the Portfolio’s chief compliance officer and any employees of the Portfolio as determined by the Board; travel expenses of officers, members of the Board and any employees of the Portfolio; audit fees; litigation expenses and any non-recurring or extraordinary expenses as may arise (including, without limitation, expenses relating to the Portfolio’s obligation to indemnify others).

As noted above, the Advisory Agreements’ list of Portfolio expenses is non-exhaustive and should not be viewed as limiting.

The Advisory Agreements require TAM to bear all expenses incurred by it in the performance of its duties under the Agreements and, if any of TAM’s directors, officers and employees are elected as Board Members or officers of the Portfolio, TAM shall pay the compensation, fees and expenses of these Board Members and officers, with the exception of the Portfolio’s allocable share of the compensation, fees and expenses of the Portfolio’s chief compliance officer as determined by the Board. The Advisory Agreements also provide that TAM will pay TST’s office rent and provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. Except for these expenses, TAM is not responsible for the Portfolio’s expenses

Conflicts of Interest. The Advisory Agreements contain several provisions that address potential conflicts of interest that may arise in a typical investment advisory relationship. The Advisory Agreements provide that TAM may not deal with itself, the Board Members of TST or any principal underwriter of the Portfolio, as principals or agents, in making purchases or sales of securities or other property for the account of the Portfolio, nor may it purchase any securities from an underwriting or selling group in which TAM or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by TAM or its affiliates, except as permitted by the 1940 Act and in accordance with the portfolio’s policies and procedures. The Advisory Agreements specifically provide that any director, officer, or employee of TAM may engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. TAM is not restricted from engaging in any other business or rendering services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. However, the Advisory Agreements also provide that if the purchase or sale of securities for a Portfolio and one or more other accounts of TAM is considered at or about the same time, transactions in these securities will be allocated among the accounts in a manner deemed equitable by TAM. In addition, if transactions of the Portfolio and another client are combined as permitted by applicable laws and regulations, the combined transactions must be consistent with TAM’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the Advisory Agreements, TAM assumes no responsibility other than to render the services called for by the Advisory Agreements in good faith, and TAM and its affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. TAM and its affiliates are not protected, however, against any liability to the Portfolio to which TAM or an affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreements.

Term, Continuance and Amendments. If approved by shareholders of the Portfolio, the Amended Advisory Agreement for the Portfolio will continue in effect, unless sooner terminated as set forth therein, for two years from its effective date, and will continue in effect from year to year thereafter, if continuance is specifically approved at least annually by (i) the vote of a majority of the Board Members who are not parties thereto or interested persons of any party thereto, cast in person at a meeting called for the purpose of voting on the approval of the terms of renewal, and by (ii) either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio. The Current Advisory Agreement contains identical provisions. Notwithstanding the foregoing, the Amended Advisory Agreement will be considered by the Board on the same calendar as the Current Advisory Agreement.

The Advisory Agreements provide that no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

Termination. Each Advisory Agreement provides that it may be terminated with respect to the Portfolio at any time, without the payment of any penalty, upon 60 days’ written notice to TAM, or by TAM upon 60 days’ written notice to the Portfolio. The Portfolio may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, accompanied by appropriate notice. Each Advisory Agreement provides that it will terminate automatically in the event of an “assignment” (as defined in the 1940 Act).

Board Considerations

At a meeting of the Board held on January 22 and 23, 2014, the Board considered the approval of an Amended Advisory Agreement between TAM and the Portfolio.

Following their review and consideration, the Board Members determined that the terms of the Amended Advisory Agreement between TAM and the Portfolio are reasonable and that the approval of the Amended Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the Amended Advisory Agreement.

To assist the Board Members in their consideration of the Amended Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a) that TAM advised the Board Members that the restructuring of the Portfolio will not result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b) that the proposed responsibilities of TAM for the Portfolio and the services expected to be provided by it are identical to the current investment advisory agreement;

(c) that advisory fees paid by the Portfolio to TAM would increase but TAM expects that the total annual operating expenses would remain the same;

(d) that the proposed advisory fees to be paid by the Portfolio to TAM are reasonable in light of the services to be provided; and

(e) that TAM would bear the costs of obtaining shareholder approval of Amended Advisory Agreement.

Further, the Board Members, including a majority of the Independent Board Members, found that the change from a master-feeder structure to a manager of managers structure is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, quality and extent of the services to be provided by TAM under Amended Advisory Agreement, the Board Members considered, among other things, that there were no differences between the Amended Advisory Agreement and the Current Advisory Agreement, except for the advisory fee rate, and that there would not be any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders and that it is expected that TAM will continue to provide high quality advisory services under the Amended Advisory Agreement. The Board considered the services provided by TAM for the advisory fee it will receive, after payment of the Portfolio’s sub-advisory fee, including oversight of the services provided by the Portfolio’s administrator, custodian and transfer agent and supervision of the performance of recordkeeping, shareholder relations, regulatory reporting and compliance functions of the Portfolio, as well as the “manager of managers” services TAM will provide. The Board Members also considered that they recently had performed a full review of the Current Advisory Agreement at its June 12 and 13, 2013, and January 22 and 23, 2014, Board meetings and it had determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

Based on their review of the materials provided and the assurances they received from TAM, the Board Members of the Portfolio determined that if the Amended Advisory Agreement is adopted, TAM will continue to provide advisory services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs. In this regard, the Board received information about the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; and TAM’s management oversight process.

Investment Performance

The Board Members considered the performance results of the Portfolio. The Board Members noted that they had recently considered the performance of the Portfolio over various time periods in connection with the consideration of the Current Advisory Agreement in June 2013. Based on this information, the Board Members determined that TAM continues to be capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Advisory Fee, Cost of Services Provided and Profitability

The Board considered that the advisory fee rate in the Amended Advisory Agreement would increase 63 basis points from the Current Advisory Agreement but that it was in line with the median pricing in the Portfolio’s peer group. The Board also took note that the Portfolio is currently subject to its pro rata share of the master fund’s expenses and that the Portfolio would no longer pay these pro rata expenses after the restructuring of the Portfolio from a master-feeder to a multi-manager structure. The Board noted that TAM expects that the Portfolio’s total expense ratio would remain the same, although it is possible that operating expenses may increase in the future.

The Board Members considered information provided by TAM regarding the profitability of TAM with respect to the advisory services it provides to the Portfolio. The Board considered that in June 2013 it had reviewed profitability information about TAM’s costs of providing fund management services as well as the costs of providing administration, transfer agency and other services to the Portfolio. The Board Members determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

On the basis of these considerations, the Board Members determined that the benefits to the Portfolio and its shareholders from the change from a master-feeder structure to a manager of managers structure support the advisory fees to be received by TAM under the Amended Advisory Agreement. The Board Members concluded that the advisory fees continue to be reasonable in light of the fees charged by other funds in the Portfolio’s peer group and the services provided by TAM. They also noted that the Portfolio’s total expense ratio is below that of its peer group median as of October 31, 2013, and is not expected to increase as a result of the restructuring.

Economies of Scale

The Board Members considered information on the advisory fees to be paid by the Portfolio, taking into account the breakpoint fee structure to account for economies of scale, and concluded that the Portfolio’s fee structure reflected economies of scale. The Board Members also noted that, in the future, they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale and the appropriateness of advisory fees payable to TAM.

Fall-Out Benefits

The Board Members took into consideration the character of any incidental benefits to TAM from its relationship with the Portfolio. The Board Members noted that TAM is not expected to realize “soft dollar” benefits from its relationship with the Portfolio. The Board Members considered that the costs, nature, scope and quality of administrative and other services provided to the Portfolio by affiliates of TAM will not change as a result of approval of the Amended Advisory Agreement.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, determined that the change from a master-feeder structure to a manager of managers structure was in the best interests of the Portfolio and its shareholders. In this regard, the Board Members noted that the Portfolio’s total expense ratio is below that of its peer group median as of October 31, 2013, and is not expected to increase as a result of the restructuring. They concluded that the change in the advisory fee rate in the Amended Advisory Agreement is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM derives an inappropriate advantage.

In addition, the Board Members noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to continue to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board Members favorably considered the procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the sub-advisers.

Information about the Adviser

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of TAM are set forth in Appendix B. The principal address of each individual as it relates to his or her duties at TAM is the same as that of TAM.

Amounts paid to TAM and to affiliates of TAM during the fiscal year ended December 31, 2013 by the Portfolio and the services for which the amounts were paid were as follows:

Administration Fees	Transfer Agent	Distribution
$312,697.53	$18,042.81	$3,115,542.51

Management Activities. The following table sets forth other funds advised by TAM with investment objectives similar to the Portfolio, as well as the net assets of those funds and the investment advisory fees payable by each fund to TAM as a percentage of their respective average daily net assets.

Fund	Net Assets ($)(000s)	Advisory Fee (as a Percentage of Average Daily Net Assets)	Advisory Fee (After Waivers, if Any) ($) (000s)	As of:
Transamerica Bond	857,807	0.63%	5,054	10/31/2013
Transamerica Emerging Markets Debt	633,768	0.59%	4,546	10/31/2013
Transamerica Flexible Income	244,480	0.47%	1,279	10/31/2013
Transamerica Global Allocation*	368,313	0.74%	2,518	10/31/2013
Transamerica International Bond	133,164	0.54%	864	10/31/2013
Transamerica Madison Diversified Income VP	86,054	0.75%	518	12/31/2013
Transamerica Multi-Managed Balanced VP	578,670	0.71%	3,802	12/31/2013
Transamerica Partners Balanced Portfolio	123,270	0.32%	370	12/31/2013
Transamerica Partners Balanced	52,672	0.32%	146	12/31/2013
Transamerica Partners Institutional Balanced	5,741	0.32%	18	12/31/2013
Transamerica Partners Mid Growth Portfolio	150,143	0.70%	1,194	12/31/2013
Transamerica Partners Mid Growth	57,872	0.70%	400	12/31/2013
Transamerica Partners Institutional Mid Growth	33,879	0.70%	258	12/31/2013
Transamerica Partners Mid Value Portfolio	975,081	0.67%	5,960	12/31/2013
Transamerica Partners Mid Value	156,087	0.67%	952	12/31/2013
Transamerica Partners Institutional Mid Value	470,530	0.67%	2,756	12/31/2013
Transamerica Partners Small Value Portfolio	82,298	0.79%	610	12/31/2013
Transamerica Partners Small Value	35,786	0.79%	244	12/31/2013
Transamerica Partners Institutional Small Value	11,948	0.79%	102	12/31/2013
Transamerica Tactical Allocation	11,492	0.00%	(95)	10/31/2013

* The Board of Transamerica Global Allocation has approved its liquidation as of May 1, 2014.

Brokerage Information

There were no brokerage commissions incurred by the Portfolio on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the Amended Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or

(b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The Amended Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the Amended Advisory Agreement.

PROPOSAL II — APPROVAL OF THE PORTFOLIO’S USE OF THE MANAGER OF

MANAGERS EXEMPTIVE ORDER

To approve the Portfolio’s use of the Manager of Managers exemptive order.

At the Special Meeting, Shareholders will be asked to approve the use of TAM’s “manager of managers” exemptive order with respect to the Portfolio. At a meeting of the Board on January 22 and 23, 2014, the Board approved TAM’s recommendation that the Portfolio be permitted to rely on the manager of managers exemptive order previously granted by the Securities and Exchange Commission on August 5, 1998 (the “SEC Order”), which, subject to shareholder approval of this Proposal II, would permit TAM in the future to enter into and materially amend sub-advisory agreements with respect to the Portfolio without seeking shareholder approval. When TAM delegates investment advisory services to a sub-adviser, TAM, as the investment adviser, remains ultimately responsible for monitoring and evaluating the performance of the sub-adviser.

In general, Section 15(c) of the 1940 Act requires that an investment company must first obtain shareholder approval prior to retaining a new sub-adviser or making material changes to an existing sub-advisory agreement. The SEC Order permits TST and TAM to enter into or materially amend a new sub-advisory agreement with an unaffiliated sub-adviser, subject to the Board’s approval, including approval by a majority of the independent Board Members, without requiring approval from the Portfolio’s Shareholders. The Portfolio’s Shareholders are being asked to approve reliance on the SEC Order with respect to the Portfolio. Approval of this Proposal should help the Portfolio avoid unnecessary costs and provide the Portfolio with additional flexibility to achieve its investment objectives.

The process to proxy Shareholders to obtain their approval of a new sub-advisory arrangement can take several months and increase Portfolio expenses. This could prevent or delay a sub-adviser change that TAM and the Board consider to be in the best interests of the Portfolio. For these reasons, requiring Shareholder approval of a new sub-adviser or of material changes to an existing sub-advisory agreement for the Portfolio is likely to yield minimal additional value to Portfolio Shareholders while resulting in a significant expenditure of time and money. If Proposal II is approved, the Portfolio will be able to select one or more unaffiliated sub-advisers solely on the basis of a sub-adviser’s merit and without concerns related to costs and/or the time required to solicit and obtain Shareholder approval. Any new sub-advisory agreement, or material change to an existing sub-advisory agreement, will continue to be subject to Board review and approval. TAM will monitor the performance of any sub-adviser hired on an ongoing basis. TAM, and not the Portfolio, will pay all sub-advisory fees. TAM’s and any sub-adviser’s fees are generally subject to Board review and approval on an annual basis. The Board will continue to monitor the level of fees paid to TAM and each sub-adviser to the Portfolio, and will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale and whether the advisory fees payable to TAM continue to be appropriate.

If the Portfolio’s shareholders do not approve the use of the SEC Order, then the Proposal will not be implemented and TAM will continue to need to obtain approval from shareholders prior to entering into or amending sub-advisory agreements with unaffiliated sub-advisers.

Evaluation by the Board

The Board, including a majority of the Independent Board Members, believes that permitting TAM, on behalf of the Portfolio, to select and contract with unaffiliated sub-advisers without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements is appropriate and in the best interest of the Portfolio’s shareholders, and will allow the Portfolio to operate more efficiently. In evaluating Proposal II, the Board considered that (i) TAM will continue to set the Portfolio’s investment objective and strategies; (ii) TAM will monitor and evaluate the performance of sub-advisers to the Portfolio; (iii) TAM will allocate and, when it believes appropriate, reallocate the Portfolio’s assets to its sub-adviser(s); and (iv) TAM has implemented procedures reasonably designed to ensure that sub-adviser(s) comply with the Portfolio’s investment objective, policies, and restrictions. In addition, the Board noted that, while TAM expects its relationships with the sub-adviser(s) to the Portfolio to be stable over time, shareholders’ approval of Proposal II will permit TAM to act expeditiously in situations where TAM and the Board believe that a change in sub-adviser(s) or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted. Due to these and other considerations, the Board recommends that shareholders vote to approve the Portfolio’s use of the manager of managers exemptive relief.

Shareholder Approval

To become effective with respect to the Portfolio, the use of the SEC Order must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The use of the SEC Order with respect to the Portfolio was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the Portfolio’s reliance on the SEC Order.

PROPOSAL III — APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

To approve a new sub-advisory agreement with BlackRock Investment Management, LLC.

At the Special Meeting, Shareholders will be asked to approve a new sub-advisory agreement (“New Sub-Advisory Agreement”) between TAM, the Portfolio’s investment adviser, and BlackRock Investment Management, LLC (“BlackRock”), the Portfolio’s proposed new sub-adviser. A general description of the proposed New Sub-Advisory Agreement is included below. The Portfolio currently does not have a sub-adviser. However, BlackRock is the investment adviser to the BlackRock Master Fund, in which the Portfolio currently invests all of its assets. The Board approved the New Sub-Advisory Agreement at an in-person meeting held on January 22 and 23, 2014. Shareholder approval of the New Sub-Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the New Sub-Advisory Agreement is included in Appendix B.

Under the New Sub-Advisory Agreement, BlackRock will provide investment research, advice, management and supervision, subject to the supervision of the Portfolio’s Board Members and TAM, the Portfolio’s investment adviser. It is expected that, as sub-adviser, BlackRock will manage the Portfolio’s assets in a manner substantially similar to the manner in which it currently manages the BlackRock Master Fund.

The Portfolio’s investment advisory agreement with TAM was last approved by shareholders on November 16, 2012. The Board last approved the investment advisory agreement at an in-person meeting held on January 22 and 23, 2014 (as described under Proposal I of this Proxy Statement). TAM is responsible for the day-to-day management of the Portfolio. TAM currently proposes to hire an investment sub-adviser to furnish investment advice and recommendations and has received Board approval to enter into a sub-advisory agreement with BlackRock, subject to the approval of the Portfolio’s shareholders. TAM will oversee the sub-adviser and monitor the sub-adviser’s buying and selling of portfolio securities and investment performance. TAM is entitled to receive investment advisory fees for its service as investment adviser to the Portfolio. The advisory fee is calculated on the average daily net assets of the Portfolio and, subject to shareholder approval of Proposal I, will be determined at a rate of 0.68% on the first $5 billion of assets and 0.67% on assets in excess of $5 billion. The Portfolio paid TAM $0 in advisory fees after waivers or reimbursements, if any, for the fiscal year ended December 31, 2013. Subject to shareholder approval of Proposal II, the Portfolio may rely on an order from the SEC that permits TAM, subject to certain conditions, and without the approval of Shareholders, to employ a new unaffiliated sub-adviser for the Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser (the “SEC Order”). Because reliance on the SEC Order with respect to the Portfolio has not previously been approved by its shareholders, the New Sub-Advisory Agreement is required to be submitted to a vote of the Portfolio’s shareholders.

The appointment of BlackRock as sub-adviser is not expected to result in any material changes in the nature or the level of investment advisory services provided to the Portfolio by TAM.

BlackRock has asset management capabilities across the fixed income spectrum and has access to global resources. Blackrock currently sub-advises other funds in the Transamerica mutual fund complex. In addition, BlackRock is the investment manager of the master fund in which the Portfolio currently invests all of its assets.

In connection with the proposed addition of BlackRock as a sub-adviser, the Portfolio’s investment objective, strategies, and risks will remain the same.

General Description of Sub-Advisory Agreement

Set forth below is a general description of certain terms of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B, and you should refer to Appendix B for the complete terms of the New Sub-Advisory Agreement.

Investment Management Services. The New Sub-Advisory Agreement provides that, subject to the supervision of the Portfolio’s Board Members and of TAM, the sub-adviser will regularly provide the Portfolio, with respect to that portion of a Portfolio’s assets allocated to it by TAM, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and any written restrictions or limitations from TAM or the Portfolio, will determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Portfolio, and will implement those decisions, all subject to the provisions of the Portfolio’s governing documents, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as any other specific policies adopted by the Portfolio’s Board and disclosed to the sub-adviser and any written instructions and directions the Board or TAM provides to the sub-adviser.

Under the Portfolio’s New Sub-Advisory Agreement, the sub-adviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Portfolio’s Board that may modify or restrict the sub-adviser’s authority regarding the execution of the Portfolio’s portfolio transactions provided in the Agreement and applicable law, the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Portfolio and/or the other accounts over which the sub-adviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The New Sub-Advisory Agreement further provides that, unless TAM advises the sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or TST or otherwise delegated to another party, the sub-adviser will exercise voting rights pertaining to its allocated portion of the Portfolio’s assets in accordance with the sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The New Sub-Advisory Agreement further provides that the sub-adviser will furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

The New Sub-Advisory Agreement provides that the sub-adviser will monitor the security valuations of the assets allocated to it and that if the sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the sub-adviser will notify TAM promptly. In addition, the sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Portfolio’s valuation committee meetings.

Fees. Under the New Sub-Advisory Agreement, if approved, TAM, and not the Portfolio, will pay BlackRock sub-advisory fees, according to the following schedule, for its services with respect to the Portfolio’s average daily net assets on an annual basis:

0.44% of the first $100 million

0.32% in excess of $100 million

Payment of Expenses. The New Sub-Advisory Agreement requires the sub-adviser to pay all expenses incurred by it in the performance of its duties under the Agreement and requires TAM to pay all expenses incurred by it in the performance of TAM’s duties under the Agreement. Under the New Sub-Advisory Agreement, the Portfolio will bear all expenses not expressly assumed by TAM or the sub-adviser incurred in the operation of the Portfolio and the offering of its shares. The total annual operating expenses of the Portfolio are not expected to increase as a result of entering into the New Sub-Advisory Agreement.

Conflicts of Interest. The New Sub-Advisory Agreement provides that the sub-adviser will not deal with itself, or with members of the Portfolio’s Board or any principal underwriter of the Portfolio, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolio, nor will it purchase any securities from an underwriting or selling group in which the sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolio and another account advised by the sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolio from time to time. The New Sub-Advisory Agreement specifically provides that personnel of the sub-adviser may nonetheless engage in any other business or devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. In addition, the sub-adviser may engage in any other business or render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

The New Sub-Advisory Agreement also provides that if the purchase or sale of securities consistent with the investment policies of the Portfolio or one or more other accounts of the sub-adviser are considered at or about the same time, transactions in such securities must be allocated among the accounts in a manner deemed equitable by the sub-adviser. In addition, if transactions of the Portfolio and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the sub-adviser’s policies and procedures as presented to the Board from time to time.

Limitation on Liability. Under the New Sub-Advisory Agreement, the sub-adviser assumes no responsibility other than to render the services called for by the agreement in good faith, and the sub-adviser is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio. The sub-adviser is not protected, however, against liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement. This same limitation of liability applies to affiliates of the sub-adviser who may provide services to the Portfolio as contemplated by the New Sub-Advisory Agreement.

Term and Continuance. If approved by shareholders of the Portfolio, the New Sub-Advisory Agreement for the Portfolio will continue, unless sooner terminated as set forth therein, for two years from its effective date. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the agreement.

Termination. The New Sub-Advisory Agreement for the Portfolio provides that the Agreement may be terminated at any time, without penalty, by the Board or by the shareholders of the Portfolio acting by a vote of at least a majority of its outstanding voting securities. In addition, the New Sub-Advisory Agreement may be terminated by TAM upon written notice to the sub-adviser, without the payment of any penalty. The New Sub-Advisory Agreement for the Portfolio also provides that the sub-adviser may terminate the Agreement upon giving 90 days’ written notice to TAM. The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may not be assigned by TAM without the consent of the sub-adviser.

Board Considerations

At a meeting of the Board held on January 22 and 23, 2014, the Board considered the approval of the New Sub-Advisory Agreement for the Portfolio between TAM and BlackRock, the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement between TAM and BlackRock with respect to the Portfolio are reasonable and that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its Shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a) that TAM advised the Board Members that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b) that BlackRock is an experienced and respected asset management firm, and that TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that BlackRock provides to other funds within the Transamerica mutual fund complex;

(c) that in June 2013 the Board performed a full annual review of a number of sub-advisory agreements with BlackRock with respect to Transamerica mutual funds not discussed herein, and determined that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Transamerica mutual fund complex;

(d) the proposed responsibilities of BlackRock for the Portfolio and the services expected to be provided by it;

(e) the fact that the sub-advisory fees will be paid by TAM and not the Portfolio;

(f) that the proposed sub-advisory fees to be paid by TAM to BlackRock are reasonable in light of the services to be provided; and,

(g) that the Portfolio would bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreement.

Further, the Board Members, including a majority of the independent Board Members, found that the approval of a sub-adviser for the Portfolio is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which TAM or its affiliates derive an inappropriate advantage.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by BlackRock under the New Sub-Advisory Agreement, the Board considered, among other things, information provided by TAM and BlackRock regarding BlackRock’s operations (including research and trading), facilities, organization and personnel of BlackRock, BlackRock’s ability to use its resources effectively in performing its duties under the New Sub-Advisory Agreement, and BlackRock’s capabilities in implementing the investment strategies of the Portfolio. The Board also considered that BlackRock is the adviser of the BlackRock Master Fund that the Portfolio currently invests all of its allocable assets in. The Board considered that TAM has advised the Board that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its Shareholders, including compliance services. The Board considered that BlackRock is an experienced and respected asset management firm and that TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that BlackRock provides to other Transamerica mutual funds. The Board Members also considered that in June 2013 they had performed a full annual review of a number of sub-advisory agreements with BlackRock and had determined that BlackRock has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that BlackRock’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board considered BlackRock’s performance, investment management experience, capabilities and resources, including with respect to the BlackRock Master Fund and other Transamerica mutual funds that it sub-advises within the Transamerica mutual fund complex. In addition, the Board Members noted that they had recently considered the performance of other funds sub-advised by BlackRock as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that BlackRock was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by BlackRock, the Board concluded that BlackRock is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee schedule in the New Sub-Advisory Agreement with BlackRock. The Board Members noted that the Portfolio does not pay the sub-advisory fee. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by BlackRock under the New Sub-Advisory Agreement is reasonable in light of the services to be provided.

Economies of Scale

The Board considered the sub-advisory fee schedule for the Portfolio, noting breakpoints at certain asset levels. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to BlackRock, in the future.

Fall-Out Benefits

The Board considered any incidental benefits expected to be derived by BlackRock from its relationship with the Portfolio. The Board noted that TAM would not realize “soft dollar” benefits from its relationship with BlackRock, and that BlackRock may engage in “soft dollar” arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, found that the addition of BlackRock as a sub-adviser is in the best interests of the Portfolio and its Shareholders and does not involve a conflict of interest from which TAM or its affiliates derive an inappropriate advantage and voted to approve the New Sub-Advisory Agreement.

Information about the Sub-Adviser

BlackRock, located at 55 East 52nd Street, New York, NY 10055, is a registered investment adviser. BlackRock is a wholly owned and indirect subsidiary of BlackRock, Inc., and has been a registered investment adviser since 1988. BlackRock has asset management capabilities across the fixed income spectrum and has access to global resources. BlackRock currently sub-advises other funds in the Transamerica mutual fund complex. As of December 31, 2013, BlackRock had approximately 10,000+ professionals collectively managing $4.32 trillion in assets under management.

The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of BlackRock are set forth in Appendix C. The principal address of each individual as it relates to his or her duties at BlackRock is the same as that of BlackRock.

Management Activities. As December 31, 2013, BlackRock acted as investment adviser or sub-adviser for three registered investment company with investment objectives similar to those of the Portfolio.

Comparable Fund for which BlackRock serves as Sub- Adviser	Assets Managed by BlackRock	Sub-Adviser Fee Paid to BlackRock
Client 1	$654,477,069	$3,617,949
Client 2	$2,740,423,652	$10,626,588
Client 3	$646,627,506	$2,686,510

Brokerage Information

There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-adviser for the fiscal year ended December 31, 2013.

Shareholder Approval

To become effective with respect to the Portfolio, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The New Sub-Advisory Agreement was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

Your Board recommends that you vote “FOR” the approval of the New Sub-Advisory Agreement.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION

Administrator, Transfer Agent and Principal Underwriter

Transamerica Fund Services, Inc. (“TFS”) is the administrator of the Portfolio and is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFS has outsourced the provision of certain administrative services to State Street Bank & Trust (“State Street”). TFS is also the transfer agent of the Portfolio. The current distributor of the Portfolio is Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237. TAM, TFS and TCI are all affiliated due to their common ultimate ownership by Aegon, N.V.

Custodian

State Street, located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Portfolio’s custodian.

Annual and Semi-Annual Reports

Shareholders can find important information about the Portfolio in TST’s annual report dated December 31, 2012 and its semi-annual report dated June 30, 2013, which have been previously mailed to Shareholders. It is expected that the Portfolio’s annual report dated December 31, 2013 will be mailed on or about February 28, 2014. You may obtain copies of these reports without charge by writing to the Portfolio at the address shown below or by calling the Portfolio at (888) 233-4339.

Shareholder inquiries and transaction requests should be mailed to:

Transamerica Fund Services Inc.

P.O. Box 219945

Kansas City, MO 64121-9945

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Proxy Statement beginning on or about March 7, 2014, but proxies may also be solicited by telephone and/or in person by representatives of the Portfolio, regular employees of TAM or its affiliate(s), or Computershare, a private proxy services firm. It is anticipated that the estimated cost of retaining Computershare is approximately $78,000. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and the solicitation of proxies, including reimbursement to brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies, will be shared by TAM and the Portfolio.

Principal Shareholders

As of February 7, 2014, the outstanding shares of the Portfolio were as set forth on the first page of this Proxy Statement.

As of February 7, 2014, the persons listed in Appendix D owned of record the amount of shares of the Portfolio indicated in Appendix D.

Shareholders Communications to the Boards

Shareholders of the Portfolio may mail written communications to the Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the Portfolio’s address. Each Shareholder communication must (i) be in writing and be signed by the Shareholder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted holder communications. Except as provided below, with respect to each properly submitted holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a holder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, Shareholders or other matters relating to an investment in the Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, the Portfolio will deliver only one copy of this Proxy Statement to Shareholders residing at the same address, unless such Shareholders have notified the Portfolio of their desire to receive multiple copies of the Shareholder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact the Portfolio by writing to the address shown on the front page of this Proxy Statement or by calling the Portfolio at (888) 233-4339. The Portfolio will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Portfolio’s Shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Portfolio is not required to and does not intend to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Dennis P. Gallagher, Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals relating to the Portfolio must be received a reasonable time prior to the date of a meeting of Shareholders of the Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A Shareholder proposal may be presented at a meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each series of TST, including the Portfolio, is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Portfolio.

A list of Shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolio, 570 Carillon Parkway, St. Petersburg, Florida 33716 for inspection by any holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Portfolio’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Portfolio’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholder Meeting prior to adjournment.

Information about the Portfolio

The Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Portfolio can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Portfolio.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By Order of the Board,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

March 11, 2014

Appendix A

FORM OF INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

TRANSAMERICA ASSET MANAGEMENT, INC.

This Agreement, entered into as of January 23, 2014 between Transamerica Series Trust, a Delaware statutory trust (referred to herein as the “Trust”), and Transamerica Asset Management Inc., a Florida corporation (referred to herein as “TAM”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (collectively, the “Funds”; each, a “Fund”).

The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TAM and its assistance in performing certain management functions. TAM desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.      Appointment.  The Trust hereby appoints TAM as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TAM accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.      Duties.  In its capacity as investment adviser to each Fund, TAM shall have the following duties:

(a)

TAM shall regularly provide the Fund with investment advisory services, including management, supervision and investment research and advice and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The investment advisory services to be provided shall be subject to the supervision of the Trust’s Board of Trustees (the “Board”) and shall include the design, development and ongoing review and evaluation of the Fund and its investment strategy; where applicable the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services.

In furtherance of the foregoing, without limitation, TAM shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements) all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TAM. TAM is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

TAM will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TAM or its affiliates exercise investment discretion. TAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TAM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TAM and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TAM’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with TAM which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TAM agrees that it will not deal with itself, or with the Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TAM or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TAM or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TAM and its directors and officers.

(d)	TAM shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities.

(e)

TAM may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments TAM believes are appropriate or desirable in performing its duties under this Agreement.

(f)

As part of the investment advisory services provided hereunder TAM shall oversee the other service providers to the Fund, including the Fund’s administrator, custodian, transfer agent, independent accountant and legal counsel, and supervise the performance of recordkeeping and shareholder relations functions for the Fund. TAM shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

3.        Sub-advisers.  Subject to the Board’s approval, TAM or any Fund may enter into contracts with one or more investment sub-advisers, including without limitation, affiliates of TAM, pursuant to which such investment sub-advisers shall be required to perform certain duties of TAM hereunder as specified in such contracts on such terms as TAM will determine to be necessary, desirable or appropriate, provided that in each case in addition to its other duties TAM shall supervise, oversee and monitor each such investment sub-adviser and further provided that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act. TAM shall pay the compensation of each investment sub-adviser retained hereunder.

4.        Activities of TAM.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TAM, whether or not a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TAM to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TAM is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TAM. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TAM’s policies and procedures as presented to the Board from time to time.

5.        Allocation of Charges and Expenses.  During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TAM pursuant to this Agreement; (ii) the cost (including brokerage commissions, transaction fees or charges, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities and other investments; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees and, unless otherwise determined by the Board, its allocable share of the compensation, fees and reimbursements paid to those interested Trustees who are not directors, officers or employees of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or consultants, independent contractors or other persons who receive remuneration or other benefits from any of the foregoing; (vi) fees or expenses of custodians, transfer agents, registrars, independent pricing vendors or other service providers; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings, meetings of the Board or any committee thereof, and other meetings of the Fund; (xii) expenses of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xiii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiv) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xv) expenses of preparing and typesetting prospectuses and statements of additional information and any supplements thereto; (xvi) expenses of printing and distributing prospectuses and statements of additional information and any supplements thereto sent to existing shareholders; (xvii) expenses of preparing, typesetting, printing and distributing, as applicable, reports, statements, notices and dividends to the Fund’s shareholders; (xviii) fees and expenses in connection with membership in investment company organizations; (xix) distribution-related fees and expenses; (xx) shareholder servicing fees; (xxi) governmental fees; (xxii) costs, including interest expenses and loan commitment fees, of borrowing money; (xxiii) website costs; (xxiv) its allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer and any employees of the Fund as determined by the Board; (xxv) travel expenses of officers, members of the Board and any employees of the Fund in connection with Board meetings or other Fund-related business; (xxvi) audit fees; and (xxvii) litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, expenses relating to the Fund’s obligation to indemnify others.

(b)

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall pay the Trust’s office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. TAM shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers, with the exception of the Fund’s allocable share of the compensation, fees and expenses of the Fund’s chief compliance officer as determined by the Board.

6.      Obligation to Provide Information.  Each party’s obligation to provide information shall be as follows:

(a)

The Trust shall at all times keep TAM fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TAM with such other documents and information with regard to each Fund’s affairs as TAM may from time to time reasonably request.

(b)

TAM shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance. TAM shall furnish the Trust with such other documents and information with regard to each Fund as the Trust may from time to time reasonably request.

7.      Compensation of TAM.  As compensation for the services performed by TAM, each Fund shall pay TAM, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund shall in all cases be based only on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8.      Compensation of Trustees, Officers and Employees.  No Trustee, officer or employee of the Trust or a Fund, with the exception of the Fund’s chief compliance officer, shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TAM, a sub-adviser or principal underwriter, or affiliate of any of the foregoing, or a consultant, independent contractor or other person who receives remuneration or other benefits from any of the foregoing, except as the Board may decide.

9.      Term.  This Agreement will become effective with respect to a Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto and shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of that Fund.

10.    Termination.  This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TAM at its principal place of business. This Agreement may be terminated with respect to any Fund by TAM at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TAM and the Trust. This Agreement shall terminate automatically in the event of its assignment by TAM and shall not be assignable by the Trust without the consent of TAM. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

11.        Use of Name.  If this Agreement is terminated with respect to any Fund and TAM no longer serves as investment adviser to the Fund, TAM reserves the right to withdraw from the Trust the use of the name “Transamerica” or any derivative thereof with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TAM or any of its affiliates.

12.        Liability of TAM.  TAM may rely on information reasonably believed by it to be accurate and reliable. TAM assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TAM against any liability to the Fund to which TAM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 12, the term “TAM” shall include any affiliates of TAM performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TAM and such affiliates.

13.        Meanings of Certain Terms.  For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14.        Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TAM.

15.        Miscellaneous.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16.        Governing Law.  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

17.        Limitation of Liability.  A copy of the Trust’s Certificate of Trust is on file with the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TAM agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:	Dennis P. Gallagher
Title:	Senior Vice President, General Counsel and Secretary

TRANSAMERICA SERIES TRUST

By:
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

INVESTMENT ADVISORY AGREEMENT

Fee Schedule A

PORTFOLIO NAME	PERCENTAGE OF AVERAGE DAILY NET ASSETS

Transamerica BlackRock Global Allocation VP	0.68% of the first $5 billion
0.67% in excess of $5 billion

Appendix B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

BLACKROCK FINANCIAL MANAGEMENT, INC.

This Agreement, entered into as of                 , 2014 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Financial Management, Inc., a Delaware limited liability corporation (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.        Appointment.  In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.        Subadvisory Services.  In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Sub-adviser. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Sub-adviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Sub-adviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Sub-adviser from time to time, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

The Sub-adviser will monitor the security valuations of the Allocated Assets. If the Sub-adviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3.        Activities of the Sub-adviser.  Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4.        Allocation of Charges and Expenses.  During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)

The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Sub-adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5.        Obligation to Provide Information.  Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request.

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-adviser relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.        Compensation of the Sub-adviser.  As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.        Compensation of Trustees, Officers and Employees.  No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Sub-adviser or any affiliated company of the Sub-adviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Sub-adviser’s or any affiliated company’s staff.

8.        Term.  This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.        Termination.  This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Sub-adviser, without the payment of any penalty. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.      Use of Name.  If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

11.      Liability of the Sub-adviser.  The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. The Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

12.      Meanings of Certain Terms.  For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13.      Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

14.      Books and Records.  The Sub-adviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Sub-adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15.      Independent Contractor.  In the performance of its duties hereunder, the Sub-adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

16.      Miscellaneous.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17.      Governing Law.  This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18.      Interpretation.  Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

  The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:
Name:
Title:

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:
Name:
Title:

Schedule A

Portfolio	Investment Sub-advisory Fee

Transamerica BlackRock Global Allocation VP	0.44% of the first $100 million 0.32% in excess of $100 million

Appendix C

Directors and Principal Officers of Transamerica Asset Management, Inc. and the New Sub-Adviser

TAM’s Directors and Principal Executive Officers

The following table lists the directors and principal executive officers of TAM as of December 31, 2013 and their principal occupations. The address of each person listed is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with TAM	Principal Occupation
Thomas A. Swank	Director, Chairman of the Board, President and Chief Executive Officer
Christopher A. Staples	Director, Senior Vice President and Chief Investment Officer, Advisory Services
Dennis P. Gallagher	Director, Senior Vice President, General Counsel, Secretary and Operations
Timothy S. Galbraith	Senior Vice President and Chief Investment Officer, Alternative Investments
Todd R. Porter	Senior Vice President and Chief Investment Officer, Asset Allocation
Timothy J. Bresnahan	Vice President and Senior Counsel
Elizabeth Strouse	Vice President
Ranjit Bhatia	Vice President
Williams D. Nobles	Vice President
Angelo Ojeda	Vice President
Pratik Patel	Vice President
Amy Powell	Vice President
Anthony D. Pedata	Senior Compliance Officer
Kudzai Sihlangu	Vice President
Kristina Bartscht	Assistant Vice President and Advertising Manager
Sarah L. Bertrand	Assistant Vice President

C-1

BlackRock Investment Management, LLC (“BlackRock”)

Name and Position with BlackRock:

Officers	Directors

Laurence Fink – Chief

Executive Officer

Robert Kapito – President

Paul Audet – Senior

Managing Director

Matthew Mallow – General

Counsel and Senior

Managing Director

Amy Engel – Treasurer and

Managing Director

Robert Fairbairn – Senior

Managing Director

Peter Fisher – Senior

Managing Director

Bennett Golub – Chief Risk

Officer and Senior Managing

Director

Charles Hallac – Chief

Operating Officer and Senior

Managing Director

Richard Kushel – Senior

Managing Director

Mark McCombe – Senior

Managing Director and

Chairman of Asia-Pacific

Barbara Novick – Senior

Managing Director

Russell McGranahan –

Secretary and Managing

Director

Gary Shedlin – Chief

Financial Officer and Senior

Managing Director

Linda Gosden Robinson –

Senior Managing Director and

Head of Marketing and

Communications

Kendrick Wilson – Vice

Chairman

Sole Member: Trident Merger, LLC

C-2

Appendix D

5% and 25% Interest Ownership

As of February 7, 2014 the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Portfolio.

Name & Address	Portfolio Name	Class	Shares	Value	Pct
AEGON Financial Partners - Florida Western Reserve Life Assurance Co WRL Series Life Account 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	INV	534,009.944	$5,500,302.42	98.23%
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP	SVC	84,089,408.843	$1,242,841,462.70	95.73%

Any Shareholder who holds beneficially 25% or more of the Portfolio may be deemed to control the Portfolio until such time as it holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any Shareholder controlling the Portfolio may be able to determine the outcome of issues that are submitted to Shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of the other Shareholders. As of February 7, 2014, the Shareholders who held beneficially 25% or more of the Portfolio were as follows:

Name & Address	Portfolio Name			Portfolio Value	Percent of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Global Allocation VP			$1,303,864,607.41	95.32%

D-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 570 Carillon Parkway St. Petersburg, Florida on April 11, 2014

Please detach at perforation before mailing.

PROXY	TRANSAMERICA SERIES TRUST TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 11, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE PORTFOLIO	PROXY

The undersigned hereby appoints Thomas A. Swank and Dennis P. Gallagher as attorneys and proxies of the undersigned with full power of substitution, to vote for the undersigned all shares of beneficial interests of the Portfolio with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of the Portfolio to be held at the offices of Transamerica Asset Management, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716, on April 11, 2014, at 4:00 p.m. (Eastern time), and at any adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement and revokes any proxy previously given with respect to such Special Meeting.

The shares represented by this proxy will be voted as instructed. The proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournment or postponement thereof. The proxies intend to vote with management on any such other business properly brought before the Special Meeting or any adjournment or postponement thereof.

When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted for the proposal set forth below and in the discretion of the proxies with respect to all other matters which may properly come before the Special Meeting and any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	TBG_25490_030614

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 11, 2014.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/tra-25490

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ■

I.	To approve an amended and restated investment advisory agreement with Transamerica Asset Management, Inc. (“TAM”);

Transamerica BlackRock Global Allocation VP	FOR ☐	AGAINST ☐	ABSTAIN ☐

II.	To approve the Portfolio’s use of Manager of Managers exemptive order available to TAM and Transamerica Series Trust;

Transamerica BlackRock Global Allocation VP	FOR ☐	AGAINST ☐	ABSTAIN ☐

III.	To approve a new sub-advisory agreement with BlackRock Investment Management, LLC;

Transamerica BlackRock Global Allocation VP	FOR ☐	AGAINST ☐	ABSTAIN ☐

IV.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TBG_25490_030614

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Form and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 570 Carillon Parkway St. Petersburg, Florida on April 11, 2014

Please detach at perforation before mailing.

VOTING INSTRUCTION	TRANSAMERICA SERIES TRUST	VOTING INSTRUCTION
TRANSAMERICA BLACKROCK GLOBAL ALLOCATION VP PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 11, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE PORTFOLIO

INSURANCE COMPANY NAME

The above referenced insurance company is hereby instructed to vote, as designated below, all of the undersigned’s interests in Transamerica Series Trust, at the Special Meeting of Shareholders (“Special Meeting”) to be held on April 11, 2014 at 4:00 p.m. (Eastern time), at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth herein and described in the Notice of Meeting and Proxy Statement dated March 11, 2014, receipt of which is hereby acknowledged.

The undersigned acknowledges receipt of the Notice of Special Meeting and of the accompanying Proxy Statement and revokes any voting instructions previously given with respect to the Special Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this form. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature and Title, if applicable

Signature (if held jointly)

Date	TBG_25490_030614-VI

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 11, 2014.

The Proxy Statement and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/tra-25490

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

I.	To approve an amended and restated investment advisory agreement with Transamerica Asset Management, Inc. (“TAM”);

Transamerica BlackRock Global Allocation VP	FOR ☐	AGAINST ☐	ABSTAIN ☐

II.	To approve the Portfolio’s use of Manager of Managers exemptive order available to TAM and Transamerica Series Trust;

Transamerica BlackRock Global Allocation VP	FOR ☐	AGAINST ☐	ABSTAIN ☐

III.	To approve a new sub-advisory agreement with BlackRock Investment Management, LLC;

Transamerica BlackRock Global Allocation VP	FOR ☐	AGAINST ☐	ABSTAIN ☐

IV.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TBG_25490_030614-VI